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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                                 April 15, 2004


                        FIRST NATIONAL MASTER NOTE TRUST
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


      Nebraska                   000-50139                     Not applicable
------------------------        ------------                   --------------
(State of Incorporation)        (Commission                   (IRS Employer
                                File Number)              Identification Number)


           1620 Dodge Street
            Stop Code 3198
            Omaha, Nebraska                                       68197-3198
----------------------------------------                          ------------
(Address of principal executive offices)                           (Zip Code)


                                 (402) 341-0500
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not applicable
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 7.  Financial Statements and Exhibits.

(a)      Financial statements of businesses acquired.

None.

(b) Pro forma financial information.

None.

(c) Exhibits.

EXHIBIT NO.      DOCUMENT DESCRIPTION

Exhibit 20 Series 2002-1, 2003-1 and 2003-2 Asset Backed Notes Monthly Servicing Report


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 15, 2004                        FIRST NATIONAL FUNDING LLC

                                              By: First National Funding
                                                  Corporation, Managing Member


                                              By: /s/ Jean L. Koenck
                                                  ------------------------------
                                                  Jean L. Koenck, Senior Vice
                                                  President


Dated:  April 15, 2004                        FIRST NATIONAL MASTER NOTE TRUST

                                              By: First National Bank of Omaha,
                                                  As Servicer of First National
                                                  Master Note Trust

                                              By: /s/ Jean L. Koenck
                                                  ------------------------------
                                                  Jean L. Koenck, Vice President





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                                  EXHIBIT INDEX


EXHIBIT NO.      DESCRIPTION

   20            Series 2002-1, 2003-1 and 2003-2 Asset Backed Notes Monthly
                 Servicing Report